UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2026

Coinbase Global, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-40289	46-4707224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Madison Avenue Suite 2400 New York, NY

10010
(Address of principal executive offices)[1]	(Zip Code)[1]
Not Applicable
(Registrant’s telephone number, including area code)1
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value	COIN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
1 We are a remote-first company. Accordingly, we do not maintain a headquarters. We are including this address solely for the purpose of satisfying the Securities and Exchange Commission’s request. Shareholder communications may also be sent to the email address: secretary@coinbase.com.

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02   Results of Operations and Financial Condition.
On February 12, 2026, Coinbase Global, Inc. (the “Company”) issued a shareholder letter (the “Shareholder Letter”) announcing its financial results for the quarter and full year ended December 31, 2025. In the Shareholder Letter, the Company also announced that it will be holding a conference call to discuss its financial results for the quarter and full year ended December 31, 2025. A copy of the Shareholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
In addition to filings with the Securities and Exchange Commission, the Company uses its Investor Relations website (investor.coinbase.com), its blog (blog.coinbase.com), press releases, public conference calls and webcasts, its X feed (@coinbase), Brian Armstrong’s X feed (@brian_armstrong), its LinkedIn page, and its YouTube channel as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 9.01   Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Shareholder Letter, dated February 12, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINBASE GLOBAL, INC.

Dated: February 12, 2026	By:	/s/ Alesia J. Haas
Alesia J. Haas
Chief Financial Officer